SUPPLEMENT DATED MAY 30, 2014

FIRST INVESTORS INCOME AND EQUITY FUNDS PROSPECTUS
DATED JANUARY 31, 2014

Effective June 1, 2014, the Floating Rate Fund’s broad-based securities index is the J.P. Morgan BB/B Leveraged Loan Index.  The Floating Rate Fund has elected to use the new index because it more closely reflects the Fund’s investment strategy.  Accordingly, the following change is effective June 1, 2014.

In the “Fund Management in Greater Detail” section on page 131, the second bullet point is deleted in its entirety and replaced with the following:

The J.P. Morgan BB/B Leveraged Loan Index is a subset of the J.P. Morgan Leveraged Loan Index, which is designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.  The Index includes U.S. dollar-denominated institutional term loans and fully funded delayed draw term loans which have high yield ratings.  However, the most aggressively rated loans and non-rated loans are excluded.  Loans can be rated as high as Baa1 and as low as BB3 by Moody’s and also as high as BBB+ and as low as B- by S&P.  A loan with the highest allowable rating from each agency will only be included if the company’s overall rating is below investment grade.  Loans must be issued by companies domiciled in a developed market, and defaulted loans may remain in the Index only if they remain current on loan obligation payments throughout the default process.

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